Exhibit 99.2

FINANCIAL SUPPLEMENT

December 31, 2012

Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Discontinued Operations

For the three months ended December 31, 2012 and 2011, the Company reported a loss from discontinued operations, net of tax, of $67.7 million and $9.1 million, respectively. For the year ended December 31, 2012 and 2011, the Company reported a loss from discontinued operations, net of tax, of $316.9 million and $12.3 million, respectively. Included in the results from discontinued operations are the results of our operations in Careers – China, Latin America and Turkey.

During the third quarter of 2012, as part of the Company’s review of strategic alternatives, the Company made the decision to sell its Careers-China business. The sale of the Careers-China business was completed in February 2013. Operating results for the Careers-China business, which had previously been included in the Company’s Careers – International segment in the Consolidated Statement of Operations for the periods subsequent to the October 2008 acquisition, have now been reclassified as discontinued operations for all periods presented. The 2012 results included a $262.2 million goodwill impairment charge, a $9.1 million charge related to the recording of a full valuation allowance associated with Careers—China deferred tax asset as well as a $5.2 million impairment charge relating to amortizable intangibles. The 2011 results included a gain of $17.4 million relating to the release of escrowed funds associated with the ChinaHR acquisition, which was recorded in the third quarter of 2011.

During the fourth quarter of 2012, the Company made the strategic decision to discontinue operations in Latin America and Turkey and all of the business operations were discontinued on or before December 31, 2012. Accordingly, the operating results of these businesses have now been reclassified as discontinued operations for all periods presented. The 2012 results include $8.0 million of shut-down costs associated with these business operations.

Restructuring

On January 24, 2012, the Company committed to a plan to take a series of restructuring actions. The Company’s decision to adopt the restructuring actions resulted from the Company’s desire to provide the Company with more flexibility to invest in marketing and sales activities in order to improve its long-term growth prospects and profitability. The restructuring actions included reducing the Company’s workforce, consolidation of certain office facilities and the impairment of certain fixed assets. In the year ended December 31, 2012, the Company has incurred $26.2 million of restructuring costs. The Company will not incur any new charges in the future relating to this program.

On November 8, 2012, the Company announced actions to concentrate resources on core businesses within North America and key European and Asian markets with increased spending in marketing and sales. The restructuring actions included reducing the Company’s workforce, consolidating certain office facilities and impairing certain fixed assets. In the three months ended December 31, 2012, the Company has incurred $14.7 million of restructuring costs.

In the three and twelve months ended December 31, 2011 the Company incurred $3.0 million and $4.7 million, respectively, of restructuring charges relating to severance associated with the Company no longer engaging in the arbitrage lead generation business. During the first quarter of 2012, the Company recorded a $0.5 million reduction to restructuring expense related to a change in estimated sublease income associated with the 2011 restructuring program.

Strategic Alternatives

On March 1, 2012, the Company announced that it had resolved to explore strategic alternatives to maximize value for the Company’s stockholders. During the three and twelve months ended December 31, 2012, the Company incurred $1.4 million and $4.7 million, respectively, of costs related to the review of strategic alternatives.

Income Tax Benefit

In the first quarter of 2012, the Company recognized approximately $20.8 million of net tax benefits relating to the Company’s restructuring activities. In the third quarter of 2012, the Company settled a tax examination in the United States and recognized $38.0 million of previously unrecognized tax benefits, which on a net of tax basis impacted the effective tax rate by $29.0 million. The Company also reversed accrued interest related to unrecognized tax benefits of $8.0 million, which on a net of tax basis impacted the effective tax rate by $4.9 million. These items have been excluded from our non-GAAP financial statements in the three and twelve months ended December 31, 2012.

Recovery of Restitution Award from Former Executive

In May 2009, the former Chief Operating Officer of the Company was convicted of securities fraud in connection with the Company’s historical stock option granting practices. As a result of his conviction, he was ordered to pay an amount approximating $5.6 million in a civil forfeiture to the federal government. The Company filed a petition with the United States Department of Justice (“DOJ”) seeking such sum in partial restitution for the damages the former Chief Operating Officer caused to the Company. The DOJ granted the Company’s request during the first quarter of 2012 and remitted $5.6 million to the Company in April 2012, which resulted in a net $5.4 million gain in the three months ended March 31, 2012 after deducting legal fees incurred by the Company.

Acquisition of the HotJobs Assets from Yahoo! Inc.

On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo!. In the three months ended March 31, 2011, the Company incurred $4.6 million of acquisition-related costs. These costs primarily relate to professional fees and other integration costs associated with the acquisition, which were expensed as incurred and are included in office and general expenses and salaries and related expenses in the consolidated statement of operations.

Deferred Revenue Related to Acquisitions

In the first quarter of 2011, the final quarter in which this adjustment was recorded, the Company recorded a $2.7 million fair value adjustment relating to the fair value portion of the deferred revenue attributable to the HotJobs Assets.

Severance Charges

In the three months ended March 31, 2011, the Company incurred $0.4 million of severance costs relating to targeted headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry.

Auction Rate Securities

In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities previously purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. As part of the settlement agreement, the Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. Additionally, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. In the three months ended March 31, 2011, the Company received $1.1 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which is reflected as a benefit in interest and other, net, in the consolidated statements of operations.

Facility Charges

In the first quarter of 2011, the Company incurred $3.0 million of charges related to changes in sublet assumptions on previously exited facilities.

Reclassifications

Certain reclassifications of prior year amounts have been made for consistent presentation.

Non-GAAP financial measures

The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

Non-GAAP revenue, operating expenses, operating income from continuing operations, operating margin, net income from continuing operations, net (loss) income from discontinued operations, and diluted earnings (loss) per share all exclude certain pro-forma adjustments including: costs incurred for the 2012 restructurings; recovery of restitution award from former executive; costs incurred related to the Company’s review of strategic alternatives; income tax benefits associated with the reversal of income tax reserves on uncertain tax positions and a tax benefit related to certain losses arising from the Company’s restructuring program; the results of the businesses in Careers – China, Latin America and Turkey as they have been classified as discontinued operations; the fair value adjustment to deferred revenue in connection with the acquisition the HotJobs Assets; the receipt of escrowed funds associated with the ChinaHR acquisition; severance and facility charges primarily related to the product and technology global reorganization; changes in sublet assumptions on previously exited facilities; acquisition and integration-related costs related to the acquisition of the HotJobs Assets; realized and unrealized gains and losses on marketable securities; and restructuring charges primarily related to severance and facility charges associated with the decision in 2011 to no longer engage in certain activities within the Internet, Advertising & Fees segment, The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Operating income before depreciation and amortization (“OIBDA”) is defined as net income or loss before depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Bookings represent the dollar value of contractual orders received in the relevant period.

Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.

Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

Selected financial ratios

We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:

Annualized return on equity

Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:

Annualized net income / Average stockholders’ equity

Book value per share

Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:

Stockholders’ equity / Total shares outstanding

Cash and marketable securities per share

We calculate cash and marketable securities per share as follows:

(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

Monster Worldwide, Inc.

Statements of Operations

(unaudited, in thousands, except per share amounts)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Monster Careers	$743,781	$218,829	$225,609	$225,854	$213,472	$883,764	$214,369	$205,034	$202,017	$192,672	$814,092
Internet Advertising & Fees	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543	18,804	18,572	76,300

Revenue	874,923	251,919	259,288	247,651	234,786	993,644	233,750	224,577	220,821	211,244	890,392
Salary and related	417,293	114,223	113,756	110,475	100,486	438,940	104,060	92,558	93,097	90,416	380,131
Office and general	164,057	45,411	39,995	34,818	36,024	156,248	36,643	41,993	44,575	39,111	162,322
Marketing and promotion	203,274	52,146	53,064	41,118	43,522	189,850	49,298	51,426	43,099	44,503	188,326
Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	—	—	—	(5,350)
Restructuring and other special charges	—	—	—	1,680	3,035	4,715	24,268	1,015	244	14,831	40,358
Depreciation expense	54,302	13,753	14,372	14,193	13,559	55,877	12,782	12,867	12,991	13,286	51,926
Amortization of restricted stock	46,368	12,738	11,857	8,625	7,799	41,019	8,201	7,254	5,683	6,985	28,123
Non-cash stock option expense	545	152	96	95	96	439	51	—	—	—	51
Amortization of intangibles	7,594	3,273	3,245	3,091	3,180	12,789	3,083	3,085	3,085	3,100	12,353

Operating expenses	893,433	241,696	236,385	214,095	207,701	899,877	233,036	210,198	202,774	212,232	858,240
Operating (loss) income	(18,510)	10,223	22,903	33,556	27,085	93,767	714	14,379	18,047	(988)	32,152
Interest and other, net	(1,700)	(437)	(577)	(1,397)	(560)	(2,971)	(1,463)	(1,189)	(1,532)	(1,699)	(5,883)

(Loss) income from continuing operations before income taxes and equity interests	(20,210)	9,786	22,326	32,159	26,525	90,796	(749)	13,190	16,515	(2,687)	26,269
(Benefit from) provison for income taxes	(8,293)	2,923	5,150	9,183	6,248	23,504	(14,304)	3,930	(24,871)	2,267	(32,978)
Loss in equity interests, net	(2,870)	(578)	(50)	(368)	(246)	(1,242)	(200)	(255)	(271)	(355)	(1,081)

(Loss) income from continuing operations	(14,787)	6,285	17,126	22,608	20,031	66,050	13,355	9,005	41,115	(5,309)	58,166
						—					—
(Loss) income from discontinued operations, net of tax	(17,572)	(6,207)	(6,140)	9,219	(9,125)	(12,253)	(9,613)	(4,203)	(235,354)	(67,716)	(316,886)

Net (loss) income	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797	$3,742	$4,802	$(194,239)	$(73,025)	$(258,720)

Basic (loss) income per share:
(Loss) income from continuing operations	(0.12)	0.05	0.14	0.18	0.17	0.54	0.11	0.08	0.37	(0.05)	0.52
(Loss) from discontinued operations, net of tax	(0.15)	(0.05)	(0.05)	0.07	(0.08)	(0.10)	(0.08)	(0.04)	(2.12)	(0.61)	(2.81)

Net income (loss)	$(0.27)	$—	$0.09	$0.25	$0.09	$0.44	$0.03	$0.04	$(1.75)	$(0.66)	$(2.29)

Diluted (loss) income per share:
(Loss) income from continuing operations	(0.12)	0.05	0.14	0.18	0.16	0.53	0.11	0.08	0.37	(0.05)	0.51
(Loss) from discontinued operations, net of tax	(0.15)	(0.05)	(0.05)	0.07	(0.07)	(0.10)	(0.08)	(0.04)	(2.10)	(0.61)	(2.78)

Net income (loss)	$(0.27)	$—	$0.09	$0.25	$0.09	$0.43	$0.03	$0.04	$(1.73)	$(0.66)	$(2.27)

Weighted avg. shares outstanding:
Basic shares	120,608	121,425	122,200	122,991	121,378	122,002	116,199	112,937	111,239	111,098	112,866
Diluted shares	120,608	124,636	124,386	123,972	122,685	123,923	117,611	114,038	112,212	111,098	113,995
Global employees - continuing operations (ones)	4,676	4,671	4,772	4,693	4,651	4,651	4,366	4,432	4,331	4,037	4,037
Annualized revenue per average employee	$191.8	$215.6	$219.7	$209.3	$201.0	$211.6	$207.4	$204.2	$201.6	$202.0	$203.8

Monster Worldwide, Inc.

Statements of Operations

(unaudited)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Monster Careers	85.0%	86.9%	87.0%	91.2%	90.9%	88.9%	91.7%	91.3%	91.5%	91.2%	91.4%
Internet Advertising & Fees	15.0%	13.1%	13.0%	8.8%	9.1%	11.1%	8.3%	8.7%	8.5%	8.8%	8.6%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Salary and related	47.7%	45.3%	43.9%	44.6%	42.8%	44.2%	44.5%	41.2%	42.2%	42.8%	42.7%
Office and general	18.8%	18.0%	15.4%	14.1%	15.3%	15.7%	15.7%	18.7%	20.2%	18.5%	18.2%
Marketing and promotion	23.2%	20.7%	20.5%	16.6%	18.5%	19.1%	21.1%	22.9%	19.5%	21.1%	21.2%
Recovery of restitution award from former executive	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.3%	0.0%	0.0%	0.0%	-0.6%
Restructuring and other special charges	0.0%	0.0%	0.0%	0.7%	1.3%	0.5%	10.4%	0.5%	0.1%	7.0%	4.5%
Depreciation expense	6.2%	5.5%	5.5%	5.7%	5.8%	5.6%	5.5%	5.7%	5.9%	6.3%	5.8%
Amortization of restricted stock	5.3%	5.1%	4.6%	3.5%	3.3%	4.1%	3.5%	3.2%	2.6%	3.3%	3.2%
Non-cash stock option expense	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Amortization of intangibles	0.9%	1.3%	1.3%	1.2%	1.4%	1.3%	1.3%	1.4%	1.4%	1.5%	1.4%

Operating expenses	102.1%	95.9%	91.2%	86.4%	88.5%	90.6%	99.7%	93.6%	91.8%	100.5%	96.4%
Operating (loss) income	-2.1%	4.1%	8.8%	13.5%	11.5%	9.4%	0.3%	6.4%	8.2%	-0.5%	3.6%
Interest and other, net	-0.2%	-0.2%	-0.2%	-0.6%	-0.2%	-0.3%	-0.6%	-0.5%	-0.7%	-0.8%	-0.7%

(Loss) income from continuing operations before income taxes and equity interests	-2.3%	3.9%	8.6%	13.0%	11.3%	9.1%	-0.3%	5.9%	7.5%	-1.3%	3.0%
(Benefit from) provision for income taxes	-0.9%	1.2%	2.0%	3.7%	2.7%	2.4%	-6.1%	1.7%	-11.3%	1.1%	-3.7%
Losses in equity interests, net	-0.3%	-0.2%	0.0%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Income (loss) from continuing operations	-1.7%	2.5%	6.6%	9.1%	8.5%	6.6%	5.7%	4.0%	18.6%	-2.5%	6.5%

Monster Worldwide, Inc.

Segment Information and Margin Analysis - GAAP and Non-GAAP

(unaudited, in thousands)

	Trended Data
	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Segment Revenue: GAAP
Careers - North America	$422,193	$121,032	$122,565	$123,160	$118,599	$485,356	$119,774	$116,189	$115,455	$111,544	$462,962
Careers - International	321,588	97,797	103,044	102,694	94,873	398,408	94,595	88,845	86,562	81,128	351,130

Careers Revenue - GAAP	743,781	218,829	225,609	225,854	213,472	883,764	214,369	205,034	202,017	192,672	814,092
Internet Advertising & Fees Revenue - GAAP	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543	18,804	18,572	76,300

Total Monster Revenue - GAAP	$874,923	$251,919	$259,288	$247,651	$234,786	$993,644	$233,750	$224,577	$220,821	$211,244	$890,392

Segment Revenue (1): Non-GAAP
Careers - North America	$427,246	$123,690	$122,565	$123,160	$118,599	$488,014	$119,774	$116,189	$115,455	$111,544	$462,962
Careers - International	321,588	97,797	103,044	102,694	94,873	398,408	94,595	88,845	86,562	81,128	351,130

Careers Revenue Non-GAAP	748,834	221,487	225,609	225,854	213,472	886,422	214,369	205,034	202,017	192,672	814,092
Internet Advertising & Fees Non-GAAP	131,142	33,090	33,679	21,797	21,314	109,880	19,381	19,543	18,804	18,572	76,300

Internet Advertising & Fees Non-GAAP “excluding paid lead gen”	80,419	22,043	22,487	21,797	21,314	87,641	19,381	19,543	18,804	18,572	76,300

Total Monster Revenue Non-GAAP	$879,976	$254,577	$259,288	$247,651	$234,786	$996,302	$233,750	$224,577	$220,821	$211,244	$890,392

Total Monster Revenue Non-GAAP “excluding paid lead gen”	$829,252	$243,530	$248,096	$247,651	$234,786	$974,063	$233,750	$224,577	$220,821	$211,244	$890,392

Segment operating income (loss): GAAP
Careers - North America	$47,783	$16,989	$16,002	$21,434	$20,206	$74,631	$3,199	$14,911	$17,169	$7,407	$42,686
Careers - International	(61)	14,192	16,172	20,230	18,725	69,319	2,881	6,336	7,543	(3,684)	13,076

Careers operating income (loss) GAAP	47,722	31,181	32,174	41,664	38,931	143,950	6,080	21,247	24,712	3,723	55,762
Internet Advertising & Fees operating income GAAP	4,224	1,503	1,862	395	1,454	5,214	3,268	5,307	4,990	4,156	17,721

Total Monster operating income (loss)	$51,946	$32,684	$34,036	$42,059	$40,385	$149,164	$9,348	$26,554	$29,702	$7,879	$73,483

Corporate expenses GAAP	(70,456)	(22,461)	(11,133)	(8,503)	(13,300)	(55,397)	(8,634)	(12,175)	(11,655)	(8,867)	(41,331)

Total Monster Consolidated operating (loss) income GAAP	$(18,510)	$10,223	$22,903	$33,556	$27,085	$93,767	$714	$14,379	$18,047	$(988)	$32,152

Segment operating income (loss)(1): Non-GAAP
Careers - North America	$56,454	$19,874	$16,002	$21,434	$20,656	$77,966	$17,369	$15,070	$17,053	$14,163	$63,655
Careers - International	2,886	14,466	16,172	20,229	18,886	69,753	11,077	6,852	8,112	3,314	29,355

Careers operating income (loss) Non-GAAP	59,340	34,340	32,174	41,663	39,542	147,719	28,446	21,922	25,165	17,477	93,010
Internet Advertising & Fees operating income Non-GAAP	5,202	1,524	1,862	2,076	3,878	9,340	4,351	5,381	4,999	5,114	19,845

Total Monster Proforma income(1)	$64,542	$35,864	$34,036	$43,739	$43,420	$157,059	$32,797	$27,303	$30,164	$22,591	$112,855

Corporate expenses Non-GAAP	(45,917)	(14,984)	(11,133)	(8,503)	(13,300)	(47,920)	(13,165)	(10,080)	(10,390)	(7,401)	(41,036)

Total Monster Consolidated operating income (loss) Non-GAAP	$18,625	$20,880	$22,903	$35,236	$30,120	$109,139	$19,632	$17,223	$19,774	$15,190	$71,819

Net Bookings (1)	$948,560	$260,757	$250,208	$247,732	$300,131	$1,058,828	$261,950	$232,649	$211,808	$260,794	$967,201

Net Bookings - excluding portion of IAF business no longer engaged	$895,570	$249,710	$239,016	$247,732	$300,131	$1,036,589	$261,950	$232,649	$211,808	$260,794	$967,201

(1)	- See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Operations—Reconciliation of Non-GAAP Measures

(unaudited, in thousands)

	Trended Data
Summary P&L Information	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Non-GAAP revenue (1)	$879,976	$254,577	$259,288	$247,651	$234,786	$996,302	$233,750	$224,577	$220,821	$211,244	$890,392
Deferred revenue related to acquisitions	5,053	2,658	—	—	—	2,658	—	—	—	—	—

Revenue—GAAP	$874,923	$251,919	$259,288	$247,651	$234,786	$993,644	$233,750	$224,577	$220,821	$211,244	$890,392

OIBDA—GAAP (1)	$90,299	$40,139	$52,473	$59,536	$51,849	$203,997	$31,214	$37,617	$39,806	$23,508	$132,145
Depreciation expense	54,302	13,753	14,372	14,193	13,559	55,877	12,782	12,867	12,991	13,285	51,925
Amortization of restricted stock	46,368	12,738	11,857	8,625	7,799	41,019	8,201	7,254	5,683	6,985	28,123
Non-cash stock option expense	545	152	96	95	96	439	51	—	—	—	51
Restructuring non-cash write-offs	—	—	—	(24)	130	106	6,383	32	—	1,126	7,541
Amortization of intangibles	7,594	3,273	3,245	3,091	3,180	12,789	3,083	3,085	3,085	3,100	12,353

Operating (loss) income—GAAP	$(18,510)	$10,223	$22,903	$33,556	$27,085	$93,767	$714	$14,379	$18,047	$(988)	$32,152

Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	—	—	—	(5,350)
Non-GAAP severance	7,778	353	—	—	—	353	—	—	—	—	—
Non-GAAP facilities	—	2,998	—	—	—	2,998	—	—	—	—	—
Non-GAAP Integration fees	22,879	3,832	—	—	—	3,832	—	—	—	—	—
Non-GAAP fees associated with strategic alternatives	—	—	—	—	—	—	—	1,829	1,483	1,347	4,659
Non-GAAP Integration fees—salary	1,426	816	—	—	—	816	—	—	—	—	—
Deferred revenue related to acquisitions	5,052	2,658	—	—	—	2,658	—	—	—	—	—
Restructuring program non-cash write-offs	—	—	—	(24)	130	106	6,383	32	—	1,125	7,540
Restructuring expenses, less non-cash items	—	—	—	1,704	2,905	4,609	17,885	983	244	13,706	32,818

Total Non-GAAP Adjustments	37,135	10,657	—	1,680	3,035	15,372	18,918	2,844	1,727	16,178	39,667
Operating income Non-GAAP(1)	$18,625	$20,880	$22,903	$35,236	$30,120	$109,139	$19,632	$17,223	$19,774	$15,190	$71,819

(1)	- See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Statements of Cash Flows

(unaudited, in thousands)

	Trended Data
	FY 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	FY 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
Cash flows provided by operating activities:
Net (loss) income	$(32,359)	$78	$10,986	$31,827	$10,906	$53,797	$3,742	$4,802	$(194,239)	$(73,025)	$(258,720)

Adjustments to reconcile net (loss) income to cash provided by operating activities:
Depreciation and amortization	67,096	18,401	19,053	18,844	18,302	74,600	17,445	17,518	17,778	17,259	70,000
Recovery of restitution award from former executive	—	—	—	—	—	—	(5,350)	5,350	—	—	—
Provision for doubtful accounts	2,947	370	1,067	1,015	877	3,329	698	656	710	2,405	4,469
Non-cash compensation	47,191	13,180	12,257	8,994	8,092	42,523	8,324	7,429	5,829	7,382	28,964
Deferred income taxes	(27,890)	(3,984)	(6,563)	3,985	903	(5,659)	(8,499)	1,499	6,706	(9,520)	(9,814)
Non-cash restructuring write-offs and other	255	—	—	—	130	130	6,383	34	—	1,088	7,505
Loss in equity interests, net	2,870	578	50	368	246	1,242	200	255	271	355	1,081
Gains on auction rate securities	(2,415)	(1,120)	(612)	—	—	(1,732)	—	—	—	—	—
Tax benefit from change in uncertain tax positions	—	—	—	—	—	—	—	—	(43,193)	—	(43,193)
Impairment of goodwill and intangibles	—	—	—	—	—	—	—	—	216,221	51,634	267,855
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	(53,555)	12,416	16,630	18,650	(48,552)	(856)	(11,608)	16,947	8,002	(15,354)	(2,013)
Prepaid and other	(16,490)	(6,718)	2,015	2,342	(3,149)	(5,510)	(13,582)	8,486	16,205	2,223	13,332
Deferred revenue	62,488	14,926	(17,955)	(21,902)	29,987	5,056	23,752	(27,523)	(24,506)	10,821	(17,456)
Accounts payable, accrued liabilities, and other	42,934	1,293	(8,859)	(16,597)	6,920	(17,243)	(258)	(28,584)	(2,062)	22,221	(8,683)

Total adjustments	125,431	49,342	17,083	15,699	13,756	95,880	17,505	2,067	201,961	90,514	312,047

Net cash provided by operating activities	93,072	49,420	28,069	47,526	24,662	149,677	21,247	6,869	7,722	17,489	53,327

Cash flows used for investing activities:
Capital expenditures	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)	(12,700)	(20,551)	(13,651)	(12,670)	(59,572)
Sale and maturities of marketable securities and other	27,089	1,120	612	—	—	1,732	—	—	—	—	—
Payments for acquisitions and intangible assets, net of cash acquired	(225,795)	—	—	—	—	—	—	—	—	—	—
Dividends received from unconsolidated investee	220	443	—	—	—	443	—	728	—	—	728
Cash funded to equity investee	(5,648)	(1,007)	(808)	(744)	—	(2,559)	(779)	—	(1,298)	—	(2,077)

Net cash used for investing activities	(261,260)	(15,901)	(16,527)	(13,389)	(16,385)	(62,202)	(13,479)	(19,823)	(14,949)	(12,670)	(60,921)

Cash flows provided by (used for) financing activities:
Proceeds from borrowings on credit facilities	90,000	—	2,126	105,599	997	108,722	189,700	3,655	28,000	3,363	224,718
Payments on borrowings on credit facilities	(15,500)	(4,500)	—	(5,000)	(35,001)	(44,501)	(225,022)	(46,494)	(286)	(33,907)	(305,709)
Proceed from the borrowings on term loan	—	—	—	—	—	—	100,000	—	—	—	100,000
Payments on borrowings on term loan	—	—	—	—	—	—	(40,000)	(1,250)	(1,250)	(1,250)	(43,750)
Tax withholdings related to net share settlements of restricted stock awards and units	(14,227)	(7,096)	(6,776)	(3,004)	(263)	(17,139)	(2,475)	(3,564)	(1,991)	(452)	(8,482)
Repurchase of common stock	—	—	—	—	(41,973)	(41,973)	(33,335)	(25,577)	(6,699)	—	(65,611)
Proceeds from the exercise of employee stock options	300	23	—	—	—	23	23	—	—	—	23

Net cash provided by (used for) financing activities	60,573	(11,573)	(4,650)	97,595	(76,240)	5,132	(11,109)	(73,230)	17,774	(32,246)	(98,811)

Effects of exchange rates on cash	(4,663)	5,887	1,140	(8,965)	(3,521)	(5,459)	5,625	(8,957)	7,096	509	4,273
Net (decrease) increase in cash and cash equivalents	(112,278)	27,833	8,032	122,767	(71,484)	87,148	2,284	(95,141)	17,643	(26,918)	(102,132)
Cash and cash equivalents, beginning of period	275,447	163,169	191,002	199,034	321,801	163,169	250,317	252,601	157,460	175,103	250,317

Cash and cash equivalents, end of period	$163,169	$191,002	$199,034	$321,801	$250,317	$250,317	$252,601	$157,460	$175,103	$148,185	$148,185

Free cash flow (1):
Net cash provided by operating activities of continuing operations	$106,939	$57,005	$34,102	$40,789	$31,712	$163,608	$32,628	$19,166	$18,027	$26,337	$96,158
Net cash (used by) provided by operating activities of discontinued operations	(13,867)	(7,585)	(6,033)	6,737	(7,050)	$(13,931)	(11,381)	(12,297)	(10,305)	(8,848)	$(42,831)
Less: Capital expenditures	(57,126)	(16,457)	(16,331)	(12,645)	(16,385)	(61,818)	(12,700)	(20,551)	(13,651)	(12,670)	(59,572)

Free cash flow	$35,946	$32,963	$11,738	$34,881	$8,277	$87,859	$8,547	$(13,682)	$(5,929)	$4,819	$(6,245)

(1)	- See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.

Consolidated Condensed Balance Sheets

(unaudited, in thousands, except selected financial ratios)

	Trended Data
ASSETS
	December 2010	March 2011	June 2011	September 2011	December 2011	March 2012	June 2012	September 2012	December 2012
Current assets:
Cash and cash equivalents	$163,169	$191,002	$199,034	$321,801	$250,317	$252,601	$157,460	$175,103	$148,185
Accounts Receivable, net	346,751	340,307	323,726	298,778	343,546	358,004	333,640	315,058	335,905
Prepaid and other	75,451	84,600	84,744	83,506	82,069	95,972	85,845	72,226	73,861
Current assets of discontinued operations	—	—	—	—	—	—	—	80,303	21,702

Total current assets	585,371	615,909	607,504	704,085	675,932	706,577	576,945	642,690	579,653

Property and equipment, net	150,147	154,900	158,178	155,642	156,282	159,632	161,432	150,541	147,613
Goodwill	1,122,951	1,151,182	1,157,724	1,137,074	1,132,161	1,142,194	1,118,942	878,688	887,271
Intangibles, net	66,184	62,474	58,788	54,759	51,961	47,603	43,729	35,105	32,583
Investment in unconsolidated affiliates	1,359	919	1,545	1,643	1,183	1,764	335	1,159	562
Other assets	51,990	51,061	47,816	42,107	40,479	43,679	44,135	30,412	37,183

Total assets	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998	$2,101,449	$1,945,518	$1,738,595	$1,684,865

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other	$225,876	$232,701	$220,694	$202,251	$213,817	$218,681	$189,927	$170,700	$181,914
Deferred revenue	376,448	399,105	382,835	354,029	380,310	408,334	372,239	332,723	351,546
Borrowings on credit facility short-term	79,500	75,000	77,129	182,771	148,836	4,545	8,143	7,941	11,389
Current portion of long-term debt	5,000	5,000	5,000	5,000	40,000	5,000	5,625	6,250	6,875
Current liabilities of discontinued operations	—	—	—	—	—	—	—	31,881	33,256

Total current liabilities	686,824	711,806	685,658	744,051	782,963	636,560	575,934	549,495	584,980

Long-term income taxes payable	95,390	96,922	96,443	98,164	94,750	96,666	96,692	61,612	63,465
Long-term debt, less current portion	40,000	40,000	40,000	35,000	—	204,000	155,625	181,750	145,975
Other liabilities	27,138	20,603	17,970	20,534	16,158	12,542	16,042	10,897	10,406

Total liabilities	849,352	869,331	840,071	897,749	893,871	949,768	844,293	803,754	804,826

Common stock and class B common stock	136	137	138	138	138	139	139	140	140
Additional paid-in capital	1,424,815	1,427,804	1,434,095	1,440,027	1,405,915	1,374,246	1,352,205	1,349,781	1,357,126
Accumulated other comprehensive income	63,165	98,561	105,653	73,971	63,743	79,223	46,006	76,284	87,162
Accumulated deficit	(359,466)	(359,388)	(348,402)	(316,575)	(305,669)	(301,927)	(297,125)	(491,364)	(564,389)

Total stockholders’ equity	1,128,650	1,167,114	1,191,484	1,197,561	1,164,127	1,151,681	1,101,225	934,841	880,039

Total liabilities and stockholders’ equity	$1,978,002	$2,036,445	$2,031,555	$2,095,310	$2,057,998	$2,101,449	$1,945,518	$1,738,595	$1,684,865

Selected Financial Ratios(1)
—Annualized return on equity	0.2%	0.0%	3.7%	10.7%	3.7%	1.3%	1.7%	-76.3%	-32.2%
—Book value per share	$9.32	$9.56	$9.70	$9.73	$9.90	$10.09	$9.85	$8.42	$7.92
—Cash and marketable securities per share	$1.35	$1.57	$1.62	$2.61	$2.13	$2.21	$1.41	$1.58	$1.33
—Net cash and securities	$38,669	$71,002	$76,905	$99,030	$61,481	$39,056	$(11,933)	$(20,838)	$(16,054)

(1)	- See notes to financial supplement for definitions and calculations of selected financial ratios.